Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended December 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,942,268)
Unrealized Gain (Loss) on Market Value of Futures	(23,051,531)
Interest Income	228,760
ETF Transaction Fees	2,100
Total Income (Loss)	$(26,762,939)

Expenses
Management Fees	$445,163
Professional Fees	43,130
Brokerage Commissions	70,205
Non-interested Directors' Fees and Expenses	3,638
Prepaid Insurance Expense	2,416
Total Expenses	$564,552
Net Income (Loss)	$(27,327,491)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/16	$659,154,068
Additions (350,000 Shares)	14,552,942
Withdrawals (250,000 Shares)	(10,086,695)
Net Income (Loss)	(27,327,491)

Net Asset Value End of Month	$636,292,824
Net Asset Value Per Share (15,900,000 Shares)	$40.02

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended December 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$248,675
Unrealized Gain (Loss) on Market Value of Futures	(579,388)
Interest Income	1,957
ETF Transaction Fees	700
Total Income (Loss)	$(328,056)

Expenses
Management Fees	$3,038
Professional Fees	5,503
Brokerage Commissions	213
Non-interested Directors' Fees and Expenses	31
Prepaid Insurance Expense	10
Total Expenses	8,795
Expense Waiver	(5,056)
Net Expenses	$3,739
Net Income (Loss)	$(331,795)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/16	$4,300,103
Additions (100,000 Shares)	1,756,346
Net Income (Loss)	(331,795)

Net Asset Value End of Month	$5,724,654
Net Asset Value Per Share (350,000 Shares)	$16.36

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended December 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$5,800
Unrealized Gain (Loss) on Market Value of Futures	(47,452)
Unrealized Gain (Loss) on Foreign Currency Translations	(19)
Interest Income	605
Total Income (Loss)	$(41,066)

Expenses
Management Fees	$1,053
Professional Fees	5,237
Brokerage Commissions	27
Non-interested Directors' Fees and Expenses	11
Prepaid Insurance Expense	9
Total Expenses	6,337
Expense Waiver	(5,066)
Net Expenses	$1,271
Net Income (Loss)	$(42,337)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/16	$1,943,092
Net Income (Loss)	(42,337)

Net Asset Value End of Month	$1,900,755
Net Asset Value Per Share (100,000 Shares)	$19.01

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended December 31, 2016

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,687,793)
Unrealized Gain (Loss) on Market Value of Futures	(23,678,371)
Unrealized Gain (Loss) on Foreign Currency Translations	(19)
Interest Income	231,322
ETF Transaction Fees	2,800
Total Income (Loss)	$(27,132,061)

Expenses
Management Fees	$449,254
Professional Fees	53,870
Brokerage Commissions	70,445
Non-interested Directors' Fees and Expenses	3,680
Prepaid Insurance Expense	2,435
Total Expenses	579,684
Expense Waiver	(10,122)
Net Expenses	$569,562
Net Income (Loss)	$(27,701,623)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 12/1/16	$665,397,263
Additions (450,000 Shares)	16,309,288
Withdrawals (250,000 Shares)	(10,086,695)
Net Income (Loss)	(27,701,623)

Net Asset Value End of Month	$643,918,233

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended December 31, 2016 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1999 Harrison Street, Suite 1530
Oakland, CA 94612